GSR05AR6 - Price/Yield - 4A3

Balance	$175,492,000.00	Delay	24
Coupon	4.556	Dated	9/1/2005
Settle	9/30/2005	First Payment	10/25/2005

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	40 CPB	50 CPB
98-10	5.112	5.250	5.447	5.674	5.915	6.443	7.055	Yield
98-10	65	83	106	133	159	219	286	Spread
98-14	5.065	5.191	5.370	5.577	5.795	6.275	6.831	Yield
98-14	60	77	99	123	147	202	264	Spread
98-18	5.019	5.132	5.293	5.479	5.676	6.108	6.608	Yield
98-18	56	71	91	113	135	185	242	Spread
98-22	4.973	5.073	5.217	5.382	5.557	5.941	6.385	Yield
98-22	51	65	83	103	123	169	219	Spread
98-26	4.926	5.015	5.140	5.285	5.438	5.774	6.163	Yield
98-26	46	59	76	94	111	152	197	Spread
98-30	4.880	4.956	5.064	5.188	5.319	5.608	5.942	Yield
98-30	42	53	68	84	100	136	175	Spread
99-02	4.834	4.898	4.988	5.091	5.201	5.443	5.722	Yield
99-02	37	47	60	74	88	119	153	Spread
99-06	4.788	4.839	4.912	4.995	5.083	5.277	5.502	Yield
99-06	33	42	53	65	76	102	131	Spread
99-10	4.742	4.781	4.836	4.899	4.966	5.113	5.282	Yield
99-10	28	36	45	55	64	86	109	Spread
99-14	4.697	4.723	4.760	4.803	4.848	4.948	5.063	Yield
99-14	23	30	38	46	52	70	87	Spread
99-18	4.651	4.665	4.685	4.707	4.731	4.784	4.845	Yield
99-18	19	24	30	36	41	53	65	Spread
99-22	4.605	4.607	4.609	4.612	4.615	4.621	4.628	Yield
99-22	14	18	23	26	29	37	44	Spread
99-26	4.560	4.549	4.534	4.517	4.498	4.458	4.411	Yield
99-26	10	13	15	17	17	20	22	Spread
99-30	4.514	4.491	4.459	4.421	4.382	4.295	4.195	Yield
99-30	5	7	8	7	6	4	0	Spread
100-02	4.469	4.434	4.384	4.327	4.266	4.133	3.979	Yield
100-02	1	1	0	-2	-6	-12	-21	Spread
100-06	4.424	4.377	4.309	4.232	4.150	3.971	3.764	Yield
100-06	-4	-5	-7	-12	-17	-28	-43	Spread
100-10	4.378	4.319	4.235	4.138	4.035	3.809	3.550	Yield
100-10	-8	-10	-15	-21	-29	-44	-64	Spread

WAL	3.06	2.38	1.80	1.40	1.14	0.80	0.60
Principal Window	Oct05 - Jun10	Oct05 - May10	Oct05 - Dec09	Oct05 - Jan09	Oct05 - May08	Oct05 - Aug07	Oct05 - Feb07

CMT_1YR	3.86

0.5yr EDSF	4.163
1YR Libor	4.312
2YR Swap	4.401
3YR Swap	4.461
4YR Swap	4.486

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.